CENTRAL EUROPEAN MEDIA ENTERPRISES
REPORTS THIRD QUARTER 2007 RESULTS

THIRD QUARTER
- Net Revenues Increase 55% -
- Operating Income Grows $28.4 million to $35.0 million -
- Segment(1) EBITDA Increases 147% -

NINE MONTHS
- Net Revenues Increase 39% -
- Operating Income Grows $54.0 million to $120.8 million -
- Segment(1) EBITDA Increases 57% -

HAMILTON, BERMUDA, November 1, 2007 – Central European Media Enterprises Ltd. (CME) (NASDAQ/Prague Stock Exchange: CETV) today announced financial results for the quarter and nine months ended September 30, 2007.

Net revenues for the third quarter of 2007 increased 55% to $174.8 million, compared to the third quarter of 2006. Operating income for the quarter increased $28.4 million to $35.0 million. Net income from continuing operations decreased $25.0 million to a loss of $(18.8) million, and fully diluted earnings per share in respect of continuing operations for the quarter decreased to a loss of $(0.45) from $0.15.  Segment(1) EBITDA for the quarter increased 147% to $64.2 million, compared to the third quarter of 2006.

Net revenues for the nine months ended September 30, 2007 increased 39% to $539.0 million, compared to the nine months ended September 30, 2006. Operating income increased $54.0 million to $120.8 million. Net income from continuing operations increased $16.5 million to $15.6 million, and fully diluted earnings per share in respect of continuing operations increased to $0.37 from a loss of $(0.02).  Our consolidated results for the nine months ended September 30, 2007 include Markiza in the Slovak Republic, which was not consolidated until January 23, 2006.  Segment(1) EBITDA for the nine months ended September 30, 2007 increased 57% to $191.1 million, compared to the nine months ended September 30, 2006.

Michael Garin, Chief Executive Officer of CME, said “Our third quarter results highlight the continued strength of our operations across all markets. I am particularly pleased by the strong performance of our Ukrainian operations. We have recently increased our 2007 guidance and look forward to continuing our position as the fastest growing multinational broadcaster.”

- continued -

(1)
Segment Data, Segment Net Revenues and Segment EBITDA are all non-US GAAP measures. For further details, including a reconciliation to the most directly comparable US GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non-US GAAP)’ below.  We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

Consolidated Results for the Three Months Ended September 30, 2007

Consolidated Net Revenues for the three months ended September 30, 2007 increased by 55% to $174.8 million from $112.5 million for the three months ended September 30, 2006.  Operating income for the quarter was $35.0 million compared with $6.6 million for the three months ended September 30, 2006.  Net loss for the quarter was $(18.8) million compared to net income of $3.9 million for the three months ended September 30, 2006. Fully diluted earnings per share for the three months ended September 30, 2007 was a loss of $(0.45), decreasing $0.54 compared to the three months ended September 30, 2006.

Headline Consolidated Results for the three months ended September 30, 2007 and 2006 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Three Months Ended September 30, (US $000’s)
	2007	2006	$ change	% change
Net Revenues	$174,836	$112,482	$62,354	55%
Operating income	$34,950	$6,571	$28,379	432%
Net (loss) / income from continuing operations	$(18,763)	$6,267	$(25,030)	(399)%
Net (loss) / income	$(18,763)	$3,934	$(22,697)	(577)%
Fully diluted (loss) / earnings per share from continuing operations	$(0.45)	$0.15	$(0.60)	(400)%
Fully diluted (loss) / earnings per share	$(0.45)	$0.09	$(0.54)	(600)%

Consolidated Results for the Nine Months Ended September 30, 2007

Consolidated Net Revenues for the nine months ended September 30, 2007 increased by 39% to $539.0 million from $388.8 million for the nine months ended September 30, 2006.  Operating income for the period was $120.8 million compared with $66.8 million for the nine months ended September 30, 2006.  Net income for the nine months ended September 30, 2007 was $15.6 million compared to a net loss of $(5.8) million for the nine months ended September 30, 2006. Fully diluted earnings per share for the nine months ended September 30, 2007 was $0.37, increasing $0.51 compared to the nine months ended September 30, 2006.

Headline Consolidated Results for the nine months ended September 30, 2007 and 2006 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Nine Months Ended September 30, (US $000’s)
	2007	2006	$ change	% change
Net Revenues	$539,032	$388,825	$150,207	39%
Operating income	$120,785	$66,787	$53,998	81%
Net income / (loss) from continuing operations	$15,577	$(945)	$16,522	Nm %
Net income / (loss)	$15,577	$(5,808)	$21,385	368%
Fully diluted earnings / (loss) per share from continuing operations	$0.37	$(0.02)	$0.39	Nm %
Fully diluted earnings / (loss) per share	$0.37	$(0.14)	$0.51	364%
Nm% = Not meaningful

Segment(1) Results

We evaluate the performance of our operations based on Segment(1) Net Revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

Segment(1) Results for the Three Months Ended September 30, 2007

For the three months ended September 30, 2007, Total Segment(1) Net Revenues increased 55% to $174.8 million from $112.5 million for the three months ended September 30, 2006. Total Segment(1) EBITDA for the three months ended September 30, 2007 increased 147% to $64.2 million from $26.0 million for the three months ended September 30, 2006. Segment(1) EBITDA Margin for the three months ended September 30, 2007 was 37%, compared to 23% for the three months ended September 30, 2006.

Our Total Segment(1) Net Revenues and Total Segment(1) EBITDA for the three months ended September 30, 2007 and 2006 were:

	SEGMENT (1) RESULTS (Unaudited)
	For the Three Months Ended September 30, (US $000's)
	2007	2006	$ change	% change
Segment Net Revenues – Broadcast Operations	$173,991	$111,931	$62,060	55%
Segment Net Revenues – Non-Broadcast Operations	$845	$551	$294	53%
Total Segment Net Revenues	$174,836	$112,482	$62,354	55%
Segment EBITDA – Broadcast Operations	$65,805	$26,119	$39,686	152%
Segment EBITDA – Non-Broadcast Operations	$(1,653)	$(111)	$(1,542)	Nm %
Total Segment EBITDA	$64,152	$26,008	$38,144	147%
Segment EBITDA Margin	37%	23%
Nm% = Not meaningful

Segment(1) Results for the Nine Months Ended September 30, 2007

For the nine months ended September 30, 2007, Total Segment(1) Net Revenues increased 38% to $539.0 million from $390.6 million for the nine months ended September 30, 2006. Total Segment(1) EBITDA for the nine months ended September 30, 2007 increased 57% to $191.1 million from $122.1 million for the nine months ended September 30, 2006. Segment(1) EBITDA Margin for the nine months ended September 30, 2007 was 35% compared to 31% for the nine months ended September 30, 2006.

(1)
Segment Data, Segment Net Revenues and Segment EBITDA are all non-US GAAP measures. For further details, including a reconciliation to the most directly comparable US GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non-US GAAP)’ below.  We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

Our Total Segment(1) Net Revenues and Total Segment(1) EBITDA for the nine months ended September 30, 2007 and 2006 were:

	SEGMENT (1) RESULTS (Unaudited)
	For the Nine Months Ended September 30, (US $000's)
	2007	2006	$ change	% change
Segment Net Revenues – Broadcast Operations	$536,964	$388,906	$148,052	38%
Segment Net Revenues – Non-Broadcast Operations	$2,068	$1,680	$388	23%
Total Segment Net Revenues	$539,032	$390,586	$148,446	38%
Segment EBITDA – Broadcast Operations	$193,538	$122,035	$71,503	59%
Segment EBITDA – Non-Broadcast Operations	$(2,397)	$44	$(2,441)	Nm %
Total Segment EBITDA	$191,141	$122,079	$69,062	57%
Segment EBITDA Margin	35%	31%
Nm% = Not meaningful

The Company will host a teleconference to discuss its third quarter 2007 results on Thursday, November 1, 2007 at 11:00 a.m. EST (3:00 p.m. GMT and 4:00 p.m. CET). The teleconference will refer to presentation slides which will be available on CME’s website www.cetv-net.com prior to the call.

To access the teleconference, please dial +1 973-321-1024 (U.S. and international callers) ten minutes prior to the start time. The conference call will be broadcast live via www.cetv-net.com. A replay of the teleconference will be available for two weeks following the call and can be accessed by dialing +1 973-341-3080 (U.S. and international callers), passcode: 9388828. A digital audio replay in mp3 format will also be archived on the Company’s website.

(1)
Segment Data, Segment Net Revenues and Segment EBITDA are all non-US GAAP measures. For further details, including a reconciliation to the most directly comparable US GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non-US GAAP)’ below.  We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements, including the impact of competitive market dynamics and the political environment in Ukraine, the impact of legal proceedings in Croatia, the results of additional investment in Croatia and Ukraine, the implementation of an advertising sales strategy in the Czech Republic and cost reductions in the Czech and Slovak Republics, our ability to develop and implement multi-channel strategies generally, the growth of television advertising in our markets, the future economic conditions in our markets, future investments in television broadcast operations, the growth potential of advertising spending in our markets, and other business strategies and commitments.  For these statements and all other forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements.  Important factors that contribute to such risks include, but are not limited to, the general regulatory environments where we operate and application of relevant laws and regulations, the renewals of broadcasting licenses, our ability to implement strategies regarding sales and multi-channel distribution, the rate of development of advertising markets in countries where we operate, our ability to acquire necessary programming and the ability to attract audiences, our ability to obtain additional frequencies and licenses, and general market, regulatory, political and economic conditions in these countries as well as in the United States and Western Europe.

This press release should be read in conjunction with our Quarterly Report on Form 10-Q for the three months and nine months ended September 30, 2007, which was filed with the Securities and Exchange Commission on November 1, 2007, and our Annual Report on Form 10-K for the year ended December 31, 2006, as amended by our Annual Report on Form 10-K/A which was filed with the Securities and Exchange Commission on April 30, 2007.

We make available, free of charge, on our website at http://www.cetv-net.com our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a TV broadcasting company operating leading networks in six Central and Eastern European countries with an aggregate population of approximately 90 million people. The Company’s television stations are located in Croatia (Nova TV), Czech Republic (TV Nova, Galaxie Sport), Romania (PRO TV, Acasa, PRO Cinema, PRO TV International, Sport.ro), the Slovak Republic (Markíza), Slovenia (POP TV, Kanal A) and Ukraine (Studio 1+1, Studio 1+1 International, Kino, Citi). CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol “CETV”.
###

For additional information, please visit www.cetv-net.com or contact:

Romana Tomasová, Director of Corporate Communications, Central European Media Enterprises +44 20 7430 5357 romana.tomasova@cme-net.com	Kate Tellier / Mike Smargiassi Brainerd Communicators, Inc. +1-212-986-6667

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Three Months Ended September 30
	2007	2006
Net revenues	$174,836	$112,482
Operating costs	27,166	22,073
Cost of programming	65,909	47,920
Depreciation of station property, plant and equipment	8,768	6,080
Amortization of broadcast licenses and other intangibles	6,595	5,015
Cost of revenues	108,438	81,088
Station selling, general and administrative expenses	17,609	16,481
Corporate operating costs (including non-cash stock-based compensation of $ 1.5 million and $ 1.0 million in the three months ended September 30, 2007 and 2006, respectively)	13,839	8,342
Operating income	34,950	6,571
Interest expense, net	(10,703)	(9,512)
Foreign currency exchange (loss) / gain, net	(23,300)	6,018
Change in fair value of derivatives	(8,555)	(881)
Other expense	(6,513)	(412)
(Loss) / income before provision for income taxes, minority interest, equity in income of unconsolidated affiliates and discontinued operations	(14,121)	1,784
Provision for income taxes	(131)	(1,235)
(Loss) / income before minority interest, equity in income of unconsolidated affiliates and discontinued operations	(14,252)	549
Minority interest in income of consolidated subsidiaries	(4,511)	(461)
Gain on sale of unconsolidated affiliate	-	6,179
Net (loss) / income from continuing operations	(18,763)	6,267
Loss from discontinued operations	-	(2,333)
Net (loss) / income	$(18,763)	$3,934

PER SHARE DATA:
Net (loss) / income per share
Continuing operations – Basic	$(0.45)	$0.15
Continuing operations – Diluted	$(0.45)	$0.15
Discontinued operations – Basic	$0.00	$(0.06)
Discontinued operations – Diluted	$0.00	$(0.06)
Net income – Basic	$(0.45)	$0.09
Net income – Diluted	$(0.45)	$0.09

Weighted average common shares used in computing per share amounts (000s):
Basic	41,489	40,651
Diluted	41,489	41,188

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Nine Months Ended September 30
	2007	2006
Net revenues	$539,032	$388,825
Operating costs	83,767	71,087
Cost of programming	215,035	149,188
Depreciation of station property, plant and equipment	23,347	17,841
Amortization of broadcast licenses and other intangibles	16,922	13,967
Cost of revenues	339,071	252,083
Station selling, general and administrative expenses	49,089	45,188
Corporate operating costs (including non-cash stock-based compensation of $ 4.1 million and $ 2.4 million in the nine months ended September 30, 2007 and 2006, respectively)	30,087	24,019
Impairment loss	-	748
Operating income	120,785	66,787
Interest expense, net	(38,391)	(28,173)
Foreign currency exchange loss, net	(28,552)	(25,469)
Change in fair value of derivative	3,497	(2,757)
Other expense	(13,272)	(793)
Income before provision for income taxes, minority interest, equity in income of unconsolidated affiliates and discontinued operations	44,067	9,595
Provision for income taxes	(18,609)	(8,811)
Income before minority interest, equity in income of unconsolidated affiliates and discontinued operations	25,458	784
Minority interest in income of consolidated subsidiaries	(9,881)	(7,178)
Equity in loss of unconsolidated affiliates	-	(730)
Gain on sale of unconsolidated affiliate	-	6,179
Net income / (loss) from continuing operations	15,577	(945)
Loss from discontinued operations	-	(4,863)
Net income / (loss)	$15,577	$(5,808)

PER SHARE DATA:
Net income per share
Continuing operations – Basic	$0.38	$(0.02)
Continuing operations – Diluted	$0.37	$(0.02)
Discontinued operations – Basic	$0.00	$(0.12)
Discontinued operations – Diluted	$0.00	$(0.12)
Net income – Basic	$0.38	$(0.14)
Net income – Diluted	$0.37	$(0.14)

Weighted average common shares used in computing per share amounts (000s):
Basic	41,077	39,792
Diluted	41,553	39,792

Segment Data

We manage our business on a geographic basis, and review the performance of each geographic segment using data that reflects 100% of operating and license company results. Our segments are comprised of Croatia, the Czech Republic, Romania, the Slovak Republic, Slovenia and our two businesses in Ukraine.

We evaluate the performance of our segments based on Segment EBITDA. Segment Net Revenues and Segment EBITDA include the results of certain entities (primarily our operations in the Slovak Republic) that were not consolidated until January 23, 2006.

Segment EBITDA is determined as segment net income/loss, which includes costs for program rights amortization, before interest, taxes, depreciation and amortization of broadcast licenses and other intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance, and therefore are not included in Segment EBITDA, include:

•	expenses presented as corporate expenses in our consolidated statements of operations;

•	stock-based compensation charges;

•	foreign currency exchange gains and losses;

•	changes in fair value of derivatives; and

•	certain unusual or infrequent items (e.g., gains and losses/impairments on assets or investments, gain on sale of unconsolidated affiliates).

We use Segment EBITDA as a component in determining management bonuses.

Below is a table showing our Segment EBITDA by operation and a reconciliation of these figures to our consolidated results for the three months and the nine months ended September 30, 2007 and 2006:

Reconciliation between Consolidated Statements of Operations and Segment Data (non-US GAAP)

	SEGMENT FINANCIAL INFORMATION
	For the Three Months Ended September 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2007	2006	2007	2006
Country
Croatia (NOVA TV)	$7,055	$4,288	$(2,981)	$(4,558)
Czech Republic (TV NOVA)	51,140	40,141	25,989	17,234
Romania (2)	44,412	29,298	19,486	11,719
Slovak Republic (MARKIZA TV)	20,286	13,895	5,544	2,408
Slovenia (POP TV and KANAL A)	11,545	9,101	854	1,225
Ukraine (STUDIO 1+1)	39,582	15,578	16,599	(838)
Ukraine (KINO, CITI)	816	181	(1,339)	(1,182)
Total Segment Data	$174,836	$112,482	$64,152	$26,008

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / (Loss) / income before provision for income taxes, minority interest and discontinued operations	$174,836	$112,482	$(14,121)	$1,784
Corporate operating costs (including non-cash stock based compensation of $ 1.5 million and $ 1.0 million for the three months ended September 30, 2007 and 2006, respectively)	-	-	13,839	8,342
Depreciation of station assets	-	-	8,768	6,080
Amortization of broadcast licenses and other intangibles	-	-	6,595	5,015
Interest expense, net	-	-	10,703	9,512
Foreign currency exchange loss / (gain), net	-	-	23,300	(6,018)
Change in fair value of derivatives	-	-	8,555	881
Other expense	-	-	6,513	412
Total Segment Data	$174,836	$112,482	$64,152	$26,008

(1) All net revenues are derived from external customers. There are no inter-segmental revenues.
(2) Romanian channels are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL and SPORT.RO.

	SEGMENT FINANCIAL INFORMATION
	For the Nine Months Ended September 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2007	2006	2007	2006
Country
Croatia (NOVA TV)	$24,701	$13,745	$(9,800)	$(11,639)
Czech Republic (TV NOVA)	183,203	137,002	99,251	59,569
Romania (2)	135,978	96,938	57,152	39,756
Slovak Republic (MARKIZA TV)	68,615	45,147	23,012	9,258
Slovenia (POP TV and KANAL A)	44,309	34,883	12,243	10,688
Ukraine (STUDIO 1+1)	80,358	62,118	14,794	16,183
Ukraine (KINO, CITI) (3)	1,868	754	(5,511)	(1,736)
Total Segment Data	$539,032	$390,586	$191,141	$122,079

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income before provision for income taxes, minority interest, equity in income of unconsolidated affiliates and discontinued operations	$539,032	$388,825	$44,067	$9,595
Corporate operating costs (including non-cash stock based compensation of $ 4.1 million and $ 2.4 million for the nine months ended September 30, 2007 and 2006, respectively)	-	-	30,087	24,019
Depreciation of station assets	-	-	23,347	17,841
Amortization of broadcast licenses and other intangibles	-	-	16,922	13,967
Impairment charge	-	-	-	748
Unconsolidated equity affiliates (4)	-	1,761	-	(1,283)
Interest expense, net	-	-	38,391	28,173
Foreign currency exchange loss, net	-	-	28,552	25,469
Change in fair value of derivatives	-	-	(3,497)	2,757
Other expense	-	-	13,272	793
Total Segment Data	$539,032	$390,586	$191,141	$122,079

(1) All net revenues are derived from external customers. There are no inter-segmental revenues.
(2) Romanian channels are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL and SPORT.RO.
(3) We acquired our Ukraine (KINO, CITI) operations in January 2006.
(4) Our Slovak Republic operations were accounted for as an equity affiliate until January 23, 2006.